FIRST CORPORATION

254-16 MIDLAKE BOULEVARD, CALGARY, AB T2X 2X7

403.461.7283        403.256.3302 FAX

September 15, 2008

United States Securities and Exchange Commission

Division of Corporate Finance

Washington, DC 20549

Attention: Mr. H. Roger Schwall & Ms. Carmen Moncada-Terry

Lady and Gentleman:

This letter is in response to your communication of August 22, 2008 regarding our filed Preliminary Information Statement on Schedule 14c (August 7, 2008).

General

1.

 Ensure that your filings with the Commission are accurate and complete.  For example revise the disclosure under “Amendment of Charter, Bylaws or Other Documents” to eliminate the suggestion that First Corporation has changed it name and finish the sentence that ends “which vote was obtained by majority written consent of the holders….of our common stock on” in the paragraph that follows.  In the alternative, explain in necessary detail the change in your name and include corresponding changes to related disclosure throughout the document.

The registrant made necessary changes to a sample document that we used as a template.  To our embarrassment, we found that a great deal of the changes were negated during the filing process.  We have made the necessary changes to comply with this comment and have made sure that all edits and changes are permanent.

Summary of the Provisions of the Amended and Restated Articles of Incorporation

2.

We note your reference to the possibility of “ alternative business opportunities”. Please disclose whether you have any plans, proposals or arrangements to issue any shares of the additional authorized common stock in connection with an acquisition or similar financing transaction.  If you do not have such plans, please so state.

Ever since the filing of our Report on Form 8K (may 20, 2008 ), we have tried to be aware of any interesting situations that might lead to some sort of business combination that would benefit the company and its shareholders. Nothing that appeared seemed to fit with our criteria. Recently we have had very preliminary conversations with a foreign computer/IT/Internet concern that is investigating the possibility of gaining access to the North American market and financing sources. It should be emphasized that no written agreement(s) have been compiled by either side, binding or non-binding, nor can we give anyone any assurance that negotiations will go any further.

We mentioned these preliminary talks in our amended14C  document.

Forms 10Q for the quarterly periods ended March 31, 2008 and June 30, 2008

General

3.

Amend these filings to provide all the disclosure that Form 10Q requires. For example, you provide none of Items 4 and 4T, namely the disclosure required by Items 307, 308© and 308T of Regulation S-K.

The registrant has filed Amendments to the Forms 10-Q described in this comment.

Exhibits 31.1 and 31.2

4.

Please obtain and file the new certifications that reflect the exact language set forth in Item 601(b)(31) of Regulation S-K.  Also ensure that the officers reference the correct form.  We note that the officers refer to Form 10-QSB, although both filings are in fact on Form 10Q

Updated and proper certifications have been obtained and used in our amended filings.

We hereby acknowledge the following:

•

The company is responsible for the adequacy and accuracy of the disclosure in the filing;

•

Staff comments or changes to disclosure in response to staff comments do not forclose the Commission  from taking any action with respect to the filing; and

•

the Company may not assert staff comments and the declaration of effectiveness as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

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We appreciate your timely consideration of these matters in your review of the filing referenced above. Thank you in advance for your prompt review and assistance.

Very truly yours,

/s/ Todd Larsen_________

     Todd Larsen, Chief Executive Officer & President